UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2005

Advanced Medical Optics, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31257	33986820
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 E. St. Andrew Place

Santa Ana, CA 92705

(Address of principal executive offices) (Zip Code)

(714) 247-8200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 1, 2005, the Board of Directors of Advanced Medical Optics, Inc. adopted the 2005 Incentive Compensation Plan (the “2005 Plan”), subject to the approval of its stockholders. A copy of the 2005 Plan is filed as Exhibit 10.1, and is incorporated herein by reference. If the 2005 Plan is approved by stockholders, we may grant nonqualified stock options, restricted stock awards and restricted unit awards (among other types of awards) to our directors and executive officers, in accordance with the terms of the Nonqualified Stock Option Grant Terms and Conditions attached hereto as Exhibit 10.2, the Employee Restricted Unit Grant Terms and Conditions attached hereto as Exhibit 10.3, the Employee Restricted Stock Grant Terms and Conditions attached hereto as Exhibit 10.4, the Nonemployee Director Restricted Stock Agreement attached hereto as Exhibit 10.5, and the Form of Performance Award Agreement attached hereto as Exhibit 10.6. If the 2005 Plan is not approved by stockholders, we will make grants of nonqualified stock options, restricted stock awards, restricted unit awards and performance awards to our directors and executive officers, in accordance with the terms of the Nonqualified Stock Option Grant Terms and Conditions, the Employee Restricted Unit Grant Terms and Conditions, the Employee Restricted Stock Grant Terms and Conditions, the Nonemployee Director Restricted Stock Agreement and the Form of Performance Award Agreement attached hereto pursuant to the terms and conditions of the 2002 Incentive Compensation Plan (the “2002 Plan”, and the 2005 Plan or the 2002 Plan hereinafter referred to as the “Plan”).

Terms of Nonqualified Stock Option Grants

The Nonqualified Stock Option Grant Terms and Conditions (the “Option Terms and Conditions”) evidence the grant by us of a nonqualified option to purchase shares of our common stock (the “Option”) to an eligible participant under the Plan. The number of shares of our common stock subject to the Option, the exercise price of the Option, the date on which the Option vests and becomes exercisable and the date on which the Option expires are each established by the Organization, Compensation and Corporate Governance Committee of our Board of Directors (the “Committee”). An Option recipient has no right to exercise the Option until and to the extent such Option shares have vested. The Option Terms and Conditions provide that upon a change of control of our company, the Option will immediately become fully vested and exercisable. Pursuant to the Option Terms and Conditions, and subject to such discretion of the Committee as may be exercised from time to time under the Plan, the Option will also:

•	expire upon the earlier of the expiration date or three months following the termination of the recipient’s employment by us for any reason other than for cause, death, total disability, normal retirement, or job elimination;

•	expire upon termination of the recipient’s employment by us for cause;

•	become fully vested and exercisable upon termination of the recipient’s employment by us as a result of death or total disability and will expire 12 months thereafter, regardless of the date upon which the Option would otherwise expire;

•	expire upon the earlier of the expiration date or three years following the termination of the recipient’s employment by us as a result of normal retirement; and

•	become fully vested and exercisable upon termination of the recipient’s employment by us as a result of job elimination and will expire upon the earlier of the expiration date or three months following such termination.

Following termination of the recipient’s employment by us for any reason other than for cause, death, total disability, normal retirement or job elimination, the Option will be exercisable by the recipient (or the recipient’s successor in interest in the event of the recipient’s death after his or her employment terminates) only to the extent that shares subject to the Option had become exercisable on or prior to the date of such termination and had not expired and become unexercisable on or prior to such date.

Following termination of the recipient’s director or consulting services for any reason, the Option will be exercisable only to the extent that shares subject to the Option had become exercisable on or prior to the date of such termination and had not expired and become unexercisable on or prior to such date. The Option will generally be exercisable for a period of one year from the date of the director’s or consultant’s termination of service by reason of his or her death or total disability and for a period of three months for any other reason.

Terms of Restricted Stock Grants

The Employee Restricted Stock Grant Terms and Conditions and the Nonemployee Director Restricted Stock Agreement (collectively, the “Restricted Stock Terms and Conditions”) evidence the grant by us of shares of our restricted common stock (the “Restricted Stock”) to an eligible participant under the Plan. The number of shares of Restricted Stock subject to the grant and the dates on which the shares of Restricted Stock vest are each established by the Committee from time to time. The Restricted Stock Terms and Conditions provide that upon a change of control of our company, the Restricted Stock will immediately become fully vested. The Restricted Stock Terms and Conditions provide that shares of the Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of or encumbered until they have become vested, and any additional requirements or restrictions contained in the Restricted Stock Terms and Conditions or in the Plan have been satisfied, terminated or expressly waived by us in writing. During the period prior to the lapse and removal of the vesting and other restrictions placed on the Restricted Stock, the recipient will have all of the rights of a stockholder of our company with respect to all of the Restricted Stock not previously returned to us pursuant to the terms of the grant, including the right to vote such Restricted Stock and the right to receive all dividends or other distributions with respect to such Restricted Stock.

If the recipient’s employment by us terminates for any reason other than for death, total disability or job elimination, then the recipient will generally forfeit all shares of the

Restricted Stock subject to the award that are, at the date of such termination, still subject to the vesting restrictions. If the recipient’s employment by us terminates by reason of the recipient’s death or total disability, all of the restrictions imposed upon the Restricted Stock will lapse and be removed (and the Restricted Stock will become fully vested) as of the recipient’s last date of employment. If the recipient’s employment by us terminates by reason of a job elimination, the restrictions will lapse and be removed with respect to the Restricted Stock in an amount equal to the number of shares of Restricted Stock subject to the grant multiplied by a fraction, the numerator of which is the number of full calendar months from the grant date until the recipient’s last day of employment and the denominator of which is the number of months during which the restrictions would have been in effect pursuant to the original grant. The recipient will generally forfeit all other shares of Restricted Stock subject to the award that are, at the date of such termination, still subject to the vesting restrictions.

If the recipient’s service as a director terminates by reason of the recipient’s death or total disability, all of the restrictions imposed upon the Restricted Stock will lapse and be removed (and the Restricted Stock will become fully vested) as of the recipient’s last date of service.

Terms of Restricted Unit Grants

The Employee Restricted Unit Grant Terms and Conditions (the “Restricted Unit Terms and Conditions”) evidence the grant by us of restricted units of our common stock (the “Restricted Units”) to an eligible participant under the Plan. Except as otherwise provided in the Plan, each Restricted Unit represents the right to receive one share of our common stock upon the vesting of such Restricted Unit. The number of shares of Restricted Units subject to the grant and the dates on which the shares of Restricted Units vest are each established by the Committee on the date of the grant. The Restricted Unit Terms and Conditions provide that upon a change of control of our company, the Restricted Units will immediately become fully vested. The Restricted Unit Terms and Conditions provide that the Restricted Units may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of or encumbered until they have become vested, and any additional requirements or restrictions contained in the Restricted Unit Terms and Conditions or in the Plan have been satisfied, terminated or expressly waived by us in writing. Recipients of Restricted Units will have no rights of a stockholder of the company until shares of common stock are issued upon vesting of Restricted Units.

If the recipient’s employment by us terminates for any reason other than death, total disability or job elimination, then the recipient will generally forfeit all Restricted Units that are, at the date of such termination, still subject to the vesting restrictions. If the recipient’s employment by us terminates by reason of the recipient’s death or total disability, the Restricted Units will become fully vested as of the recipient’s last date of employment. If the recipient’s employment by us terminates by reason of a job elimination, the Restricted Units will vest in an amount equal to the difference between (i) number of shares of Restricted Units subject to the grant multiplied by a fraction, the numerator of which is the number of full calendar months from the grant date until the recipient’s last day of employment and the denominator of which is the number of months during which the restrictions would have been in effect pursuant to the original grant and (ii) the number of Restricted Units that vested prior to the date of termination of employment. The recipient will generally forfeit all other Restricted Units subject to the award that are, at the date of such termination, still subject to the vesting restrictions.

Terms of Performance Award Agreements

The Form of Performance Award Agreement (the “Performance Agreement”) evidences the grant by us of the right to receive an award in the form of cash, shares of stock or restricted stock or restricted units of our common stock upon the attainment of performance goals established by the Committee at the time of grant during a specified performance period (the “Award”). The Performance Agreement provides that upon a change of control of our company during a performance period, the recipient will be entitled to receive a payment of the Award based on criteria established by the Committee. The Performance Agreement provides that the Awards may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of or encumbered. Recipients of Awards will have no rights of a stockholder of the company. If the recipient’s employment with us is terminated for any reason during the performance period, then the recipient’s right to any Award will be immediately forfeited.

Change in Control Agreements

We are party to change in control agreements, a form of which is filed as Exhibit 10.7 hereto, with each of the executive officers listed on Exhibit 10.8 hereto. The change in control agreements have a term of two years and may be automatically extended for successive one-year terms unless we elect in writing not to extend the term. The change in control agreements provide that, in the event the executive’s employment is terminated (i) by us without cause or by him or her for good reason within two years after a change in control event occurs, or (ii) prior to a change of control event and it is determined that such termination (x) was at the request of a third party who subsequently effectuates a change of control or (y) otherwise occurred in connection with, or in anticipation of, a change of control that actually occurs, the executive will receive a severance payment equal to one- or two- times (depending on the executive’s salary grade level) his or her “annual compensation.” For the purposes of this severance payment calculation, the executive’s annual compensation is defined as the sum of (i) the higher of the executive’s then-current base salary or his or her highest annual salary within the five-year period ending at the time of his or her termination plus (ii) a management bonus increment, which is equal to the average of the two highest of the last five bonuses paid by us to the executive, or if no such bonus was paid the then-current annual target bonus rate. The change in control agreements also provide that all of the executive’s stock options, incentive compensation awards and restricted stock that are outstanding at the time of the termination will immediately become fully exercisable, payable or free from restrictions, respectively. The applicable exercise period for any stock option or other award will continue for the length of the exercise period specified in the grant of the award as determined without regard to the executive’s termination of employment. In addition, the agreements provide that in the event that any payment or benefits pursuant to the change in control agreements is deemed to constitute an “excess parachute payment” under Section 280G of the Internal Revenue Code, the executive is entitled to an excise tax gross-up payment to the full extent of his or her corresponding excise tax liability. The executive will also be allowed to continue to participate for one or two years (depending on the executive’s salary grade level) following his or her termination in all of our employee benefit plans that were available to him or her before termination. Finally, the agreements provide that if executive is a participant in a defined benefit plan or supplemental employee retirement plan maintained by us, the executive’s benefit under such plans shall be calculated as if the executive had worked for an additional one or two years (depending on the executive’s salary grade level). The change in control agreements also provide for confidentiality provisions, and agreement by the executive not to solicit any of our employees for a period of one year following termination of employment.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

	Exhibit Number	Description
	10.1	Advanced Medical Optics, Inc. 2005 Incentive Compensation Plan, subject to approval of the stockholders of Advanced Medical Optics, Inc. (incorporated by reference to Annex C of Amendment No. 7 of Advanced Medical Optics, Inc.’s Registration Statement on Form S-4 filed on April 21, 2005)

	10.2	Form of Nonqualified Stock Option Grant Terms and Conditions

	10.3	Form of Employee Restricted Unit Grant Terms and Conditions

	10.4	Form of Employee Restricted Stock Grant Terms and Conditions

	10.5	Form of Nonemployee Director Restricted Stock Agreement

	10.6	Form of Performance Award Agreement

	10.7	Form of Change in Control Agreement between Advanced Medical Optics, Inc. and those parties identified on Exhibit 10.8.

	10.8	Schedule of executive officers party to the Change in Control Agreement filed as Exhibit 10.7.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 18, 2005

ADVANCED MEDICAL OPTICS, INC.

By:	/s/ Aimee S. Weisner
Name:	Aimee S. Weisner
Title:	Corporate Vice President, General Counsel and Secretary